UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8–K/A

(Amendment #1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 8, 2008
Date of Report (Date of earliest event reported)

Huron Consulting Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50976	01-0666114
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

550 West Van Buren Street
Chicago, Illinois
60607

(Address of principal executive offices)
(Zip Code)

(312) 583-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 8, 2008, we and our indirect, wholly-owned subsidiary, Huron Consulting Services LLC, acquired Stockamp & Associates, Inc. (“Stockamp”) pursuant to an Asset Purchase Agreement dated as of July 8, 2008. A Current Report on Form 8-K was filed on July 9, 2008 disclosing the acquisition.  Pursuant to Item 9.01(a)(4), audited financial statements of the business acquired and related pro forma financial information are being filed by this amendment.

Item 9.01                      Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Audited financial statements of Stockamp & Associates, Inc. as of December 31, 2007 and 2006 and for the years ended December 31, 2007, 2006 and 2005, together with the accompanying Independent Auditors’ Report, are set forth in Exhibit 99.1.

Financial statements of Stockamp & Associates, Inc. as of June 30, 2008 and December 31, 2007 and for the six months ended June 30, 2008 and June 30, 2007 are set forth in Exhibit 99.2.

(b)	Pro Forma Financial Information.

The unaudited pro forma financial information is set forth in Exhibit 99.3.

(d)	Exhibits.

23.1	Consent of independent accountants.

99.1	Audited financial statements of Stockamp & Associates, Inc. as of December 31, 2007 and 2006 and for the years ended December 31, 2007, 2006 and 2005.

99.2	Financial statements of Stockamp & Associates, Inc. as of June 30, 2008 and December 31, 2007 and for the six months ended June 30, 2008 and June 30, 2007.

99.3	Unaudited pro forma financial information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huron Consulting Group Inc.
(Registrant)

Date:	September 23, 2008	/s/ Gary L. Burge
Gary L. Burge
Vice President,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of independent accountants.

99.1	Audited financial statements of Stockamp & Associates, Inc. as of December 31, 2007 and 2006 and for the years ended December 31, 2007, 2006 and 2005.

99.2	Financial statements of Stockamp & Associates, Inc. as of June 30, 2008 and December 31, 2007 and for the six months ended June 30, 2008 and June 30, 2007.

99.3	Unaudited pro forma financial information.